Generex:  Going Concern Qualification

WORCESTER, MA, October 20, 2009 (GlobeNewswire) – Pursuant to Nasdaq Marketplace Rule 5250(b)(2), Generex Biotechnology Corporation (Nasdaq: GNBT, www.generex.com) today announced that its consolidated financial statements for the fiscal year ended July 31, 2009 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on October 14, 2009 contained a going concern qualification from its independent registered public accounting firm.  Nasdaq Marketplace Rule 5250(b)(2) requires separate public disclosure of a previously issued audit opinion that contains a going concern qualification. This announcement does not represent any change or amendment to the Company's financial statements for the fiscal year ended July 31, 2009 or to its Annual Report on Form 10-K.

About Generex Biotechnology Corporation

Generex is engaged in the research, development and commercialization of drug delivery systems and technologies.  Generex has developed a proprietary platform technology for the delivery of drugs into the human body through the oral cavity (with no deposit in the lungs).  The Company's proprietary liquid formulations allow drugs typically administered by injection to be absorbed into the body by the lining of the inner mouth using the Company's proprietary RapidMist™ device.  The Company's flagship product, oral insulin (Generex Oral-lyn™), which is available for sale in India, Lebanon, Algeria, and Ecuador for the treatment of subjects with Type-1 and Type-2 diabetes, is in Phase III clinical trials at several sites around the world. Antigen Express, Inc. is a wholly owned subsidiary of Generex.  The core platform technologies of Antigen Express comprise immunotherapeutics for the treatment of malignant, infectious, allergic, and autoimmune diseases.  For more information, visit the Generex website at www.generex.com or the Antigen Express website at www.antigenexpress.com.

Safe Harbor Statement

This release and oral statements made from time to time by Generex representatives in respect of the same subject matter may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements can be identified by introductory words such as “expects,” “plans,” “intends,” “believes,” “will,” “estimates,” “forecasts,” “projects,” or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts.  Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not.  Known risks and uncertainties include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement.  No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements.  Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials.  Because of this, statements regarding the expected timing of clinical trials cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials.  Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

Generex Contacts:

Investor Relations Contact:
American Capital Ventures, Inc.
Howard Gostfrand
1-877-918-0774

Media Contact:
Beckerman Public Relations
Angelene Taccini
201-488-0049